UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2004
                                                          --------------

                               WMS INDUSTRIES INC.
               (Exact name of registrant as specified in charter)

          Delaware                        1-8300             36-2814522
(State or other jurisdiction of (Commission File Number)  (I.R.S. Employer
         incorporation)                                  Identification Number)

              800 South Northpoint Blvd., Waukegan, Illinois 60085
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 785-3000
                                                          --------------

Item 5. Other Events and Regulation FD Disclosure.

      On August 9, 2004, WMS Industries Inc. issued a press release discussing first quarter financial results and financial guidance, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.1. Shortly after the issuance of the August 9, 2004 press release, WMS Industries Inc. held a conference call with investors, analysts and others further discussing second quarter financial results and financial guidance, including a question and answer period. A transcript of that conference call is being filed with the SEC pursuant to this Current Report on Form 8-K and is attached to this report as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

Exhibits       Description
--------       -----------

99.1           Press Release of WMS Industries Inc. dated August 9, 2004
99.2           Transcript of WMS Industries Inc. Conference Call held on August
               9, 2004

Item 12. Results of Operations and Financial Condition.

      The information set forth in Item 5 is hereby incorporated by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WMS INDUSTRIES INC.

August 13, 2004                        By:   /s/ Kathleen J. McJohn
                                             ----------------------------------
                                                 Kathleen J. McJohn
                                                 Vice President, General Counsel
                                                 and Secretary

                                  Exhibit Index

Exhibits       Description
--------       -----------

99.1           Press Release of WMS Industries Inc. dated August 9, 2004
99.2           Transcript of WMS Industries Inc. Conference Call held on August
               9, 2004